Exhibit 10.1
                                                                EXECUTION COPY
                         COMMON STOCK PURCHASE AGREEMENT

         COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of July 8, 2005, by and between HEMISPHERX BIOPHARMA, INC., a Delaware corporation (the "Company"), and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company (the "Buyer"). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                    WHEREAS:

         Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Twenty Million Dollars ($20,000,000) of the Company's common stock, par value $0.001 per share (the "Common Stock"). The shares of Common Stock to be purchased hereunder (other than the Commitment Shares) are referred to herein as the "Purchase Shares."

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1.       PURCHASE OF COMMON STOCK.

         Subject to the terms and conditions set forth in Sections 6, 7 and 9 below, the Company hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, Purchase Shares as follows:

         (a) Commencement of Purchases of Common Stock. The purchase and sale of Purchase Shares hereunder shall commence (the "Commencement") within five (5) Trading Days following the date of satisfaction of the conditions to the Commencement set forth in Sections 6 and 7 below (the date of such Commencement, the "Commencement Date").

         (b) Buyer's Purchase Rights and Obligations. Subject to the Company's right to suspend purchases under Section 1(d)(ii) hereof, the Buyer shall buy Purchase Shares ("Daily Purchases") on each Trading Day during each Monthly Period equal to the Daily Purchase Amount (as defined in Section 1(c)(i)) at the Purchase Price. From time to time, the Company shall also have the right but not the obligation, by its delivery to the Buyer of a Block Purchase Notice (as defined in Section 1(c)(iv)), to require the Buyer to buy Purchase Shares (a "Block Purchase") equal to the Block Purchase Amount (as defined in Section 1(c)(iv)) at the Block Purchase Price (as defined in Section 1(c)(iv)). The Buyer shall pay to the Company an amount equal to the Purchase Amount with respect to such Purchase Shares as full payment for the purchase of the Purchase Shares so received. The Company shall not issue any fraction of a share of Common Stock upon any purchase. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America by check or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

(c)  The Daily Purchase  Amount;  Company's Right to Decrease or Increase the
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Daily Purchase  Amount; the Block Purchase Amount.
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                  (i) The  Daily  Purchase  Amount.  As  used  herein  the  term
         "Original Daily Purchase Amount" shall mean Forty Thousand Dollars ($40,000) per Trading Day. As used herein, the term "Daily Purchase Amount" shall mean initially Forty Thousand Dollars ($40,000) per Trading Day, which amount may be increased or decreased from time to time pursuant to this Section 1(c).

                  (ii) Company's Right to Decrease the Daily Purchase Amount. The Company shall always have the right at any time to decrease the amount of the Daily Purchase Amount by delivering written notice (a "Daily Purchase Amount Decrease Notice") to the Buyer which notice shall specify the new Daily Purchase Amount. The decrease in the Daily Purchase Amount shall become effective one Trading Day after receipt by the Buyer of the Daily Purchase Amount Decrease Notice. Any purchases by the Buyer which have a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Daily Purchase Amount Decrease Notice must be honored by the Company as otherwise provided herein. The decrease in the Daily Purchase Amount shall remain in effect until the Company delivers to the Buyer a Daily Purchase Amount Increase Notice (as defined below).

                  (iii) Company's Right to Increase the Daily Purchase Amount. The Company shall have the right (but not the obligation) to increase the amount of the Daily Purchase Amount in accordance with the terms and conditions set forth in this Section 1(c)(iii) by delivering written notice to the Buyer stating the new amount of the Daily Purchase Amount (a "Daily Purchase Amount Increase Notice"). A Daily Purchase Amount Increase Notice shall be effective five (5) Trading Days after receipt by the Buyer. The Company shall always have the right at any time to increase the amount of the Daily Purchase Amount up to the Original Daily Purchase Amount. With respect to increases in the Daily Purchase Amount above the Original Daily Purchase Amount, as the market price for the Common Stock increases the Company shall have the right from time to time to increase the Daily Purchase Amount as follows. For every $0.15 increase in Threshold Price above $1.85 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), the Company shall have the right to increase the Daily Purchase Amount by up to an additional $10,000 in excess of the Original Daily Purchase Amount. "Threshold Price" for purposes hereof means the lowest Sale Price of the Common Stock during the five (5) consecutive Trading Days immediately prior to the submission to the Buyer of a Daily Purchase Amount Increase Notice (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction). For example, if the Threshold Price is $2.00, the Company shall have the right to increase the Daily Purchase Amount to up to $50,000 in the aggregate. If the Threshold Price is $2.30, the Company shall have the right to increase the Daily Purchase Amount to up to $70,000 in the aggregate. Any increase in the amount of the Daily Purchase Amount shall continue in effect until the delivery to the Buyer of a Daily Purchase Amount Decrease Notice. However, if at any time during any Trading Day the Sale Price of the Common Stock is below the applicable Threshold Price, such increase in the Daily Purchase Amount shall be void and the Buyer's obligations to buy Purchase Shares hereunder in excess of the applicable maximum Daily Purchase Amount shall be terminated. Thereafter, the Company shall again have the right to increase the amount of the Daily Purchase Amount as set forth herein by delivery of a new Daily Purchase Amount Increase Notice only if the Sale Price of the Common Stock is above the applicable Threshold Price on each of five (5) consecutive Trading Days immediately prior to such new Daily Purchase Amount Increase Notice.

         (iv) The Block Purchase Amount. As used herein the term "Block Purchase Amount" shall mean such Purchase Amount as specified by the Company in a Block Purchase Notice. As used herein the term "Block Purchase Notice" shall mean an irrevocable written notice from the Company to the Buyer directing the Buyer to buy the Purchase Amount in Purchase Shares as specified by the Company therein at the Block Purchase Price. For a Block Purchase Notice to be valid the following conditions must be met: (1) the Block Purchase Amount shall not exceed Two Hundred
         Fifty Thousand Dollars ($250,000) per Block Purchase Notice, (2) the Company must deliver the Purchase Shares on the same day as the Block Purchase Notice is delivered and (3) the Sale Price of the Common Stock must have been above $2.00 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the five (5) Trading Days prior to the delivery of the Block Purchase Notice. The Block Purchase Amount may be increased to up to Five Hundred Thousand Dollars ($500,000) if the Sale Price of the Common Stock is above $4.00 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) during the five (5) Trading Days prior to the delivery of the Block Purchase Notice. The Company may deliver multiple Block Purchase Notices as it shall determine; provided however, at least ten (10) Trading Days must have passed since the most recent Block Purchase was completed. As used herein, the term "Block Purchase Price" shall mean the lowest Purchase Price during the previous ten (10) Trading Days prior to the date that the Block Purchase Notice was received by the Buyer.


         (d)      Limitations on Purchases.
                  ------------------------

                  (i) Limitation on Beneficial Ownership. The Buyer shall not have the right or the obligation to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the Buyer together with its affiliates would beneficially own in excess of 9.9% of the outstanding shares of the Common Stock following such purchase. For purposes hereof, the number of shares of Common Stock beneficially owned by the Buyer and its affiliates or acquired by the Buyer and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable in connection with a purchase under this Agreement with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) a purchase of the remaining Available Amount which has not been submitted for purchase, and (2) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Buyer and its affiliates. For purposes of this Section, in determining the number of outstanding shares of Common Stock the Buyer may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other written communication by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written or oral request of the Buyer, the Company shall promptly confirm orally and in writing to the Buyer the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any purchases under this Agreement by the Buyer since the date as of which such number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein, for purposes of this Section 1(d)(i), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

                  (ii) Company's Right to Suspend Purchases. The Company may, at any time, give written notice (a " Daily Purchase Suspension Notice") to the Buyer suspending Daily Purchases of Purchase Shares by the Buyer under this Agreement. The Daily Purchase Suspension Notice shall be effective only for Daily Purchases that have a Purchase Date later than one (1) Trading Day after receipt of the Daily Purchase Suspension
         Notice by the Buyer. Any Daily Purchase by the Buyer that has a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Daily Purchase Suspension Notice from the Company must be honored by the Company as otherwise provided herein. Such Daily Purchase suspension shall continue in effect until a revocation in writing by the Company, at its sole discretion.

                  (iii) Purchase Price Floor. The Company shall not affect any sales under this Agreement and the Buyer shall not have the right nor the obligation to purchase any Purchase Shares under this Agreement on any Trading Day where the Purchase Price for any purchases of Purchase Shares would be less than the Floor Price. "Floor Price" means $1.00, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

         (e) Records of Purchases. The Buyer and the Company shall each maintain records showing the remaining Available Amount at any give time and the dates and Purchase Amounts for each purchase or shall use such other method, reasonably satisfactory to the Buyer and the Company.

         (f) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.

         (g) Compliance with Principal Market Rules. The Company shall not effect any sale under this Agreement and the Buyer shall not have the right or the obligation to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the "Exchange Cap" shall be deemed to be reached. The "Exchange Cap" shall be deemed to have been reached if, at any time prior to the shareholders of the Company approving the transaction contemplated by this Agreement, upon a purchase under this Agreement, the Purchase Shares and Commitment Shares issuable pursuant to such purchase would, together with all Purchase Shares Commitment Shares and Signing Shares previously issued under this Agreement, exceed 10,113,278 shares of Common Stock (19.99% of the 50,591,690 outstanding shares of Common Stock as of the date of this Agreement). The Company may, but shall be under no obligation to, request its shareholders to approve the transaction contemplated by this Agreement. The Company shall not be required to issue any shares of Common Stock under this Agreement if such issuance would breach the Company's obligations under the rules or regulations of the Principal Market.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

         (a) Investment Purpose. The Buyer is entering into this Agreement and acquiring the Commitment Shares, (as defined in Section 4(f) hereof) (this Agreement and the Commitment Shares are collectively referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

         (b) Accredited  Investor  Status.  The Buyer is an  "accredited
             ----------------------------
investor" as that term is defined in

Rule 501(a)(3) of Regulation D.

         (c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the
Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         (d) Information. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been reasonably requested by the Buyer, including, without limitation, the SEC Documents (as defined in Section 3(f) hereof). The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

         (e) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         (f) Transfer or Resale. The Buyer understands that except as provided in the Registration Rights Agreement (as defined in Section 4(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         (g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         (h)      Residency.  The Buyer is a resident of the State of Illinois.
                  ---------

         (i) No Prior Short Selling. The Buyer represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Buyer, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

         (j)  As  of  the  date  hereof,   the  Buyer  has  no   agreements   or
understandings, directly or indirectly, with any person to distribute the shares that the Buyer purchases pursuant to this Agreement.


         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Buyer that as of the date hereof and as of the Commencement Date:

         (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3(b) hereof). The Company has no Subsidiaries except as set forth on
Schedule 3(a).

         (b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the parties on the Commencement Date and attached hereto as exhibits to this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The Board of Directors of the Company has approved the resolutions (the "Signing Resolutions") substantially in the form as set forth as Exhibit C-1 attached hereto to authorize this Agreement and the transactions contemplated hereby. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect other than by the resolutions set forth in Exhibit C-2 attached hereto regarding the registration statement referred to in Section 4 hereof. The Company has delivered to the Buyer a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. No other approvals or consents of the Company's Board of Directors and/or shareholders is necessary under applicable laws and the Company's Certificate of Incorporation and/or Bylaws to authorize the execution and delivery of this Agreement or any of the transactions contemplated hereby, including, but not limited to, the issuance of the Commitment Shares and the issuance of the Purchase Shares up to the Exchange Cap..

         (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 50,591,690 shares are issued and outstanding, none are held as treasury shares, 8,414,702 shares are reserved for issuance pursuant to the Company's stock option plans of which only approximately 6,734,420 shares remain available for future grants and 18,338,324 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of blank check Preferred Stock, $0.01 par value, of which as of the date hereof no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement),
(v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and
(vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

         (d) Issuance of Securities. The Commitment Shares have been duly authorized and, upon issuance in accordance with the terms hereof, the Commitment Shares shall be (i) validly issued, fully paid and non-assessable and
(ii) free from all taxes, liens and charges with respect to the issue thereof. 10,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement as Purchase Shares. 392,799 shares of Common Stock (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) have been duly authorized and reserved for issuance as Additional Commitment Shares in accordance with Section 4(f) this Agreement. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

         (e) No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Purchase Shares up to the Exchange Cap) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in
Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date. Except as listed in Schedule 3(e), since June 30, 2004, the Company has not received nor delivered any notices or correspondence from or to the Principal Market. The Principal Market has not commenced any delisting proceedings against the Company.

         (f)  SEC  Documents;  Financial  Statements.  Except  as  disclosed  in
Schedule 3(f), since January 1, 2004, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates (except as they have been correctly amended), the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been properly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (except as they have been properly amended), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as listed in Schedule 3(f), the Company has received no notices or correspondence from the SEC since June 30, 2004. The SEC has not commenced any enforcement proceedings against the Company or any of its subsidiaries.

         (g) Absence of Certain Changes. Except as disclosed in Schedule 3(g), since March 31, 2005, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

         (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(h).

         (i) Acknowledgment Regarding Buyer's Status. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

         (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (k) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(k), none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
Schedule 3(k), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

         (l) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (m) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(m) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         (n) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

         (o) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         (p) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         (q) Transactions With Affiliates. Except as set forth on Schedule 3(q) and other than the grant or exercise of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

         (r) Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

         (s) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt
Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


         4.       COVENANTS.

         (a) Filing of Form 8-K and Registration Statement. The Company agrees that it shall, within the time required under the 1934 Act file a Report on Form 8-K disclosing this Agreement and the transaction contemplated hereby. The Company shall also file within twenty (20) Trading Days from the date hereof a new registration statement covering the sale of the Commitment Shares the Signing Shares and at least 10,000,000 Purchase Shares in accordance with the terms of the Registration Rights Agreement between the Company and the Buyer, dated as of the date hereof ("Registration Rights Agreement") and up to 50,000 additional shares on behalf of other selling stockholders. After such registration statement is declared effective by the SEC, the Company agrees and acknowledges that any sales of such securities by the Company to the Buyer pursuant to this Agreement are sales of the Company's equity securities in a transaction that is registered under the 1933 Act.

         (b) Blue Sky. The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify (i) the initial sale of the Commitment Shares and any Purchase Shares to the Buyer under this Agreement and (ii) any subsequent resale of the Commitment Shares and any Purchase Shares by the Buyer, in each case, under applicable securities or "Blue Sky" laws of the states of the United States in such states as is reasonably requested by the Buyer from time to time, and shall provide evidence of any such action so taken to the Buyer.

         (c) No Variable Priced Financing. Other than pursuant to this Agreement, the Company agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement (as provided in Section 11(k) hereof), neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Buyer, contract for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) which, in any case (i) are convertible into or exchangeable for an indeterminate number of shares of common stock, (ii) are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, (iii) directly or indirectly provide for any "re-set" or adjustment of the purchase price, conversion rate or exercise price after the issuance of the security, or (iv) contain any "make-whole" provision based upon, directly or indirectly, the market price of the Common Stock after the issuance of the security, in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares of Common Stock at a price which is below the market price of the Common Stock.

         (d) Listing. The Company shall promptly secure the listing of all of the Purchase Shares and Commitment Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) up to an amount that does not exceed the Exchange Cap and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

         (e) Limitation on Short Sales and Hedging Transactions. The Buyer agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11(k), the Buyer and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

         (f) Issuance of Commitment Shares; Limitation on Sales of Commitment Shares. Immediately upon the execution of this Agreement, the Company shall issue to the Buyer 392,798 shares of Common Stock (the "Initial Commitment Shares"). In connection with each purchase of Purchase Shares hereunder, the Company agrees to issue to the Buyer a number of shares of Common Stock (the "Additional Commitment Shares" and together with the Initial Commitment Shares, the "Commitment Shares") equal to the product of (x) 392,799 and (y) the Purchase Amount Fraction. The "Purchase Amount Fraction" shall mean a fraction, the numerator of which is the Purchase Amount purchased by the Buyer with respect to such purchase of Purchase Shares and the denominator of which is Twenty Million Dollars ($20,000,000). The Additional Commitment Shares shall be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction. The Initial Commitment Shares shall be issued in certificated form and (subject to Section 5 hereof) shall bear the following restrictive legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

           The Buyer agrees that the Buyer shall not transfer or sell the Commitment Shares until the earlier of 500 Trading Days (Twenty Five Monthly Periods) from the date hereof or the date on which this Agreement has been terminated, provided, however, that such restrictions shall not apply: (i) in connection with any transfers to or among affiliates (as defined in the 1934
Act) (ii) in the event that the Commencement does not occur on or before October 31, 2005, due to the failure of the Company to satisfy the conditions set forth in Section 7 or (iii) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, including any failure by the Company to timely issue Purchase Shares under this Agreement. Notwithstanding the forgoing, the Buyer may transfer Commitment Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership of the same overall number of shares of Common Stock by "replacing" the Commitment Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

         (g) Due Diligence. The Buyer shall have the right, from time to time as the Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall provide information and reasonably cooperate with the Buyer in connection with any reasonable request by the Buyer related to the Buyer's due diligence of the Company, including, but not limited to, any such request made by the Buyer in connection with (i) the filing of the registration statement described in Section 4(a) hereof and (ii) the Commencement. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party.

         (h) Participation Rights. For a period of 20 months from the date of this Agreement, the Company hereby grants to the Buyer a right to participate in the purchase of any New Securities (as defined below) that the Company may, from time to time, propose to issue and sell in connection with any financing transaction, as follows. Not later than 5 Trading Days prior to the execution of any definitive documentation relating to the sale of any New Securities to any person or entity other than the Buyer or an Affiliate of the Buyer (a "New Person"), the Company shall deliver written notice to Buyer of its intent to enter into any such transaction, describing the New Person and the type of New Securities in reasonable detail, and attaching to such notice copies of such definitive documentation. The Buyer shall have 20 Trading Days after receipt of such notice to purchase 20% of such New Securities or any portion thereof, at the price and on the terms specified in such notice by giving written notice to the Company specifying the amount of New Securities to be purchased by the Buyer. In the event the Company has not sold such New Securities to the New Person within 10 Trading Days after notice thereof to the Buyer, the Company shall not thereafter issue or sell any New Securities to any New Person without first again complying with this Section. "New Securities" shall mean any shares of Common Stock, preferred stock or any other equity securities of the Company or securities convertible or exchangeable for equity securities of the Company, provided, however, that New Securities shall not include, (i) shares of Common Stock issuable upon conversion or exercise of any securities outstanding as of the date hereof, (ii) shares, options or warrants for Common Stock granted to officers, directors and employees of the Company pursuant to stock option plans approved by the Board of Directors of the Company, (iii) shares of common stock issued pursuant to the Company's 2004 Equity Incentive Plan and shares of common stock issuable upon exercise of options and rights issued pursuant to this plan,
(iv) and shares of stock issued pursuant to the program authorized in 2003 to pay vendors for services rendered, (v) shares of Common Stock or securities convertible or exchangeable for Common Stock issued pursuant to the acquisition of another company by consolidation, merger, or purchase of all or substantially all of the assets of such company or (iv) shares of Common Stock or securities convertible or exchangeable into shares of Common Stock issued in connection with a strategic transaction involving the Company and issued to an entity or an affiliate of such entity that is engaged in the same or substantially related business as the Company. The Buyer rights hereunder shall not prohibit or limit the Company from selling any New Securities so long as the Company makes the same offer to the Buyer as provided herein. Otherwise the Company shall be prohibited from selling any New Securities to any New Person until it fully complies herewith.


         5.       TRANSFER AGENT INSTRUCTIONS.

         Immediately upon the execution of this Agreement, the Company shall deliver to the Transfer Agent a letter in the form as set forth as Exhibit E attached hereto with respect to the issuance of the Initial Commitment Shares. On the Commencement Date, the Company shall cause any restrictive legend on the Initial Commitment Shares and the shares of Common Stock issued to the Buyer upon signing that certain Term Sheet between the Buyer and the Company and dated as of May 26, 2005, (the "Signing Shares") to be removed and all of the Purchase Shares and Additional Commitment Shares, to be issued under this Agreement shall be issued without any restrictive legend unless the Buyer expressly consents otherwise. The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, to issue Purchase Shares in the name of the Buyer for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to the Transfer Agent with respect to the Purchase Shares and that the Commitment Shares, Signing Shares and the Purchase Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights
Agreement subject to the provisions of Section 4(f) in the case of the Commitment Shares.


         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO COMMENCE SALES OF SHARES OF COMMON STOCK.

         The obligation of the Company hereunder to commence sales of the Purchase Shares is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that sales begin) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred; provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

         (a) The Buyer shall have executed each of the Transaction Documents and delivered the same to the Company.

         (b)  Subject  to  the  Company's   compliance   with  Section  4(a),  a
registration statement covering the sale of all of the Commitment Shares , Signing Shares and at least 10,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

         (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Commencement Date.


         7. CONDITIONS TO THE BUYER'S OBLIGATION TO COMMENCE PURCHASES OF SHARES OF COMMON STOCK.

         The obligation of the Buyer to commence purchases of Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that sales begin) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred:

         (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer.

         (b) The Company shall have issued to the Buyer the Initial Commitment Shares and shall have removed the restrictive transfer legend from the certificate representing the Initial Commitment Shares and Signing Shares.

         (c) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market and the Purchase Shares and the Commitment Shares shall be approved for listing upon the Principal Market up to the Exchange Cap.

         (d) The Buyer shall have received the opinions of the Company's legal counsel dated as of the Commencement Date substantially in the form of Exhibit A attached hereto.

         (e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Buyer shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit B.

         (f) The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as Exhibit C which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date.

         (g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, (A) solely for the purpose of effecting purchases of Purchase Shares hereunder, at least 10,000,000 shares of Common Stock and (B) as Additional Commitment Shares in accordance with Section 4(f) hereof, 392,799 shares of Common Stock.

         (h) The Irrevocable Transfer Agent Instructions, in form acceptable to the Buyer shall have been delivered to and acknowledged in writing by the Company and the Company's Transfer Agent.

         (i) The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) Trading Days of the Commencement Date.

         (j) The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Trading Days of the Commencement Date.

         (k) The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit D.

         (l) A registration statement covering the sale of all of the Commitment Shares, Signing Shares and at least 10,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC. The Company shall have prepared and delivered to the Buyer a final form of prospectus to be used by the Buyer in connection with any sales of any Commitment Shares, Signing Shares or any Purchase Shares. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Commitment Shares, Signing Shares and the Purchase Shares pursuant to this Agreement in compliance with such laws.

         (m) No Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred.

         (n) On or prior to the Commencement Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by the Buyer, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan or poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

         (o) The Company shall have provided the Buyer with the information requested by the Buyer in connection with its due diligence requests made prior to, or in connection with, the Commencement, in accordance with the terms of
Section 4(g) hereof.


         8.       INDEMNIFICATION.

         In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than with respect to Indemnified Liabilities which directly and primarily result from the gross negligence or willful misconduct of the Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.


         9.       EVENTS OF DEFAULT.

         An "Event of Default" shall be deemed to have occurred at any time as any of the following events occurs:

         (a) while any registration statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such registration statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Buyer for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

         (b) the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of three (3) consecutive Trading Days;

         (c) the delisting of the Company's Common Stock from the Principal Market, provided, however, that the Common Stock is not immediately thereafter trading on the New York Stock Exchange, the Nasdaq National Market, or the Nasdaq SmallCap Market or the OTC Bulletin Board;

         (d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Buyer within five (5) Trading Days after the applicable Purchase Date which the Buyer is entitled to receive;

         (e) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least ten (10) Trading Days;

         (f) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law ;

         (g) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) becomes insolvent, or
(F) is generally unable to pay its debts as the same become due;

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company or any Subsidiary; or

         (i) a material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries;

         (j) if at any time after the Commencement Date, the "Exchange Cap" is reached. The "Exchange Cap" shall be deemed to be reached at such time if, upon submission of a Purchase Notice under this Agreement, the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue under this Agreement without breaching the Company's obligations under the rules or regulations of the Principal Market).

In addition to any other rights and remedies under applicable law and this Agreement, including the Buyer termination rights under Section 11(k) hereof, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing, or so long as the Purchase Price is below the Purchase Price Floor, the Buyer shall not be obligated to purchase any shares of Common Stock under this Agreement. If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(f), 9(g) and 9(h) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.


         10.      CERTAIN DEFINED TERMS.

         For purposes of this Agreement, the following terms shall have the following meanings:

         (a)      "1933 Act" means the Securities Act of 1933, as amended.

         (b) "Available Amount" means initially Twenty Million Dollars ($20,000,000) in the aggregate which amount shall be reduced by the Purchase Amount each time the Buyer purchases shares of Common Stock pursuant to Section 1 hereof.

         (c) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         (d) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by the Principal Market, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by the Principal Market.

         (e) "Confidential Information" means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten
(10) business days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

         (f) "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         (g) "Maturity Date" means the date that is 500 Trading Days (25 Monthly Periods) from the Commencement Date.

         (h) "Monthly Period" means each successive 20 Trading Day period commencing with the Commencement Date.

         (i) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (j) "Principal Market" means the American Stock Exchange; provided however, that in the event the Company's Common Stock is ever listed or traded on the Nasdaq National Market, the Nasdaq SmallCap Market, or the New York Stock Exchange, than the "Principal Market" shall mean such other market or exchange on which the Company's Common Stock is then listed or traded.

         (k) "Purchase Amount" means the portion of the Available Amount to be purchased by the Buyer pursuant to Section 1 hereof.

         (l) "Purchase Date" means the actual date that the Buyer is to buy Purchase Shares pursuant to Section 1 hereof.

         (m) "Purchase Price" means, as of any Trading Day the lower of the (A) the lowest Sale Price of the Common Stock on such Trading Day and (B) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the twelve (12) consecutive Trading Days ending on the Trading Day immediately preceding such date of determination (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction).

         (n) "Sale Price" means, for any security as of any date, any trade price for such security on the Principal Market as reported by the Principal Market, or, if the Principal Market is not the principal securities exchange or trading market for such security, the trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by the Principal Market.

         (o) "SEC" means the United States Securities and Exchange Commission.

         (q) "Transfer Agent" means the transfer agent of the Company as set forth in Section 11(f) hereof or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.

         (r) "Trading Day" means any day on which the Principal Market is open for trading including any day on which the Principal Market is open for trading for a period of time less than the customary time.


         11.      MISCELLANEOUS.

         (a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party by certified or registered mail at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         (c)  Headings.  The headings of this  Agreement  are for  convenience
              --------
of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (e) Entire Agreement; Amendments. With the exception of the Mutual Nondisclosure Agreement between the parties dated as of June 17, 2005, this Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Any provision of this Agreement may be amended or modified by mutual agreement of the Company and the Buyer, and any provision hereof may be waived only by the party against whom enforcement is sought. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in this Agreement.

         (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:
                  Hemispherx Biopharma, Inc.
                  1617 JFK Blvd., Suite 660
                  Philadelphia, PA 19103
                  Telephone:        215-988-0080
                  Facsimile:        215-988-1739
                  Attention:        Chief Executive Officer

         With a copy to:
                  Silverman Sclar Shin & Byrne PLLC
                  381 Park Ave. South, Suite 1601
                  New York, NY 10016
                  Telephone:        212-779-8600
                  Facsimile:        212-779-8858
                  Attention:        Richard Feiner

         If to the Buyer:
                  Fusion Capital Fund II, LLC
                  222 Merchandise Mart Plaza, Suite 9-112
                  Chicago, IL 60654
                  Telephone:        312-644-6644
                  Facsimile:        312-644-6244
                  Attention:        Steven G. Martin

         If to the Transfer Agent:
                  Continental Stock Transfer & Trust Co
                   17 Battery Place
                  8th Floor
                  New York,  NY 10004
                  Telephone:        212-509-4000
                  Facsimile:        212-509-5150
                  Attention:        Bill Seegraber

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights or obligations under this Agreement.

         (h) No Third Party  Beneficiaries.  This  Agreement is intended for
             -----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) Publicity. The Buyer shall have the right to approve before issuance any press release, SEC filing or any other public disclosure made by or on behalf of the Company whatsoever with respect to, in any manner, the Buyer, its purchases hereunder or any aspect of this Agreement or the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations; provided however, the Company and its counsel must consult with the Buyer in connection with any such press release or other public disclosure at least two (2) Trading Days prior to its release. The Buyer must be provided with a copy thereof at least two (2) Trading Days prior to any release or use by the Company thereof. The Company agrees and acknowledges that its failure to fully comply with this provision constitutes a material adverse effect on its ability to perform its obligations under this Agreement.

         (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        (k)Termination. This Agreement may be terminated only as follows:
              -----------

                  (i) By the Buyer any time an Event of Default exists without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(f), 9(g) and 9(h) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under this Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

                  (ii) In the event that the Commencement shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party.

                  (iii) In the event that the Commencement shall not have occurred on or before October 31, 2005, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Commencement (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party.

                  (iv) If by the Maturity Date (including any extension thereof by the Company pursuant to Section 10(g) hereof), for any reason or for no reason the full Available Amount under this Agreement has not been purchased as provided for in Section 1 of this Agreement, by the Buyer without any liability or payment to the Company.

                  (v) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a "Company Termination Notice") to the Buyer electing to terminate this Agreement without any liability or payment to the Buyer. The Company Termination Notice shall not be effective until one (1) Trading Day after it has been received by the Buyer.

                  (vi) This Agreement shall automatically terminate on the date that the Company sells and the Buyer purchases the full Available Amount as provided herein, without any action or notice on the part of any party.

Except as set forth in Sections 11(k)(i) (in respect of an Event of Default under Sections 9(f), 9(g) and 9(h)) and 11(k)(vi), any termination of this Agreement pursuant to this Section 11(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 4(h) and Section 11, shall survive the Commencement and any termination of this Agreement. No termination of this Agreement shall affect the Company's or the Buyer's rights or obligations (i) under the Registration Rights Agreement which shall survive any such termination or (ii) under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

         (l) No  Financial  Advisor,  Placement  Agent,  Broker or  Finder.  The
Company represents and warrants to the Buyer that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

         (m) No Strict  Construction.  The language used in this  Agreement
             -----------------------
will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         (n) Remedies, Other Obligations, Breaches and Injunctive Relief. The Buyer's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyer contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         (o) Changes to the Terms of this Agreement. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Buyer. The term "Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         (p) Enforcement Costs. If: (i) this Agreement is placed by the Buyer in the hands of an attorney for enforcement or is enforced by the Buyer through any legal proceeding; or (ii) an attorney is retained to represent the Buyer in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Buyer in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Buyer, as incurred by the Buyer, all reasonable costs and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder. Notwithstanding the foregoing, in the case of subparagraphs "i" and "iii" Buyer shall not be entitled to such reasonable costs and expenses unless the Buyer is the prevailing party.

         (q) Failure or Indulgence Not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.



                                    * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.



                                  THE COMPANY:

                                              HEMISPHERX BIOPHARMA, INC.

                                              By:_/s/William A. Carter
                                              ---------------------
                                              Name: William A. Carter, M.D.
                                              Title: Chairman and CEO


                                   BUYER:

                                              FUSION CAPITAL FUND II, LLC
                                              BY: FUSION CAPITAL PARTNERS, LLC
                                              BY: ROCKLEDGE CAPITAL CORPORATION


                                              By: /s/Josh Scheinfeld
                                              ------------------
                                              Name: Josh Scheinfeld
                                              Title: President